SUPPLEMENT

DATED AUGUST 13, 2012 TO

AMERICAN FUNDS GLOBAL GROWTH HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2012

The above referenced Prospectus is revised as follows:

1.             Effective September 1, 2012, Robert W. Lovelace will no longer serve as portfolio counselor of the Global Growth Fund, a series of the American Funds Insurance Series (the “Master Fund”).  Accordingly, as of that date, all references to Mr. Lovelace are deleted.  Martin Jacobs, Steven T. Watson and Paul A. White will continue to serve as the Master Fund’s portfolio counselors.

2.             Effective immediately, under the heading “The Investment Manager to the Master Fund” in the “MANAGEMENT OF THE FUND” section of the Prospectus, the first and second paragraphs are deleted in their entirety and replaced with the following:

Capital Research and Management Company (“CRMC”), an experienced investment management organization founded in 1931, serves as investment adviser to the Master Fund and to other mutual funds. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California, 90071 and 6455 Irvine Center Drive, Irvine, California 92618. CRMC manages the investment portfolios and business affairs of the Master Fund. As of December 31, 2011, CRMC managed more than $950 billion in assets.

Effective September 1, 2012, CRMC will manage equity assets through three equity investment divisions and fixed-income assets through its fixed-income division.  The three equity investment divisions will make investment decisions on an independent basis and will include CRMC’s current equity investment divisions, Capital World Investors and Capital Research Global Investors.

The investment divisions may, in the future, be incorporated into wholly owned subsidiaries of CRMC.  In that event, CRMC would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries.  Although not currently contemplated, CRMC could incorporate its fixed-income division in the future and engage it to provide day-to-day investment management of fixed-income assets. CRMC and each of the funds it advises have applied to the U.S. Securities and Exchange Commission for an exemptive order that would give CRMC the authority to use, upon approval of the Master Fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the Master Fund, including making changes to the management subsidiaries and affiliates providing such services.  The Master Fund’s shareholders approved this arrangement at a meeting of shareholders on November 24, 2009.  There is no assurance that CRMC will incorporate its investment divisions or exercise any authority, if granted, under an exemptive order.  In addition, the Master Fund’s shareholders approved a proposal to reorganize the American Funds Insurance Series into a Delaware statutory trust.  The reorganization may be completed in 2012 or 2013; however, the American Funds Insurance Series reserves the right to delay the implementation.

This Supplement should be retained with your Prospectus for future reference.